                                                                   Exhibit 4 (b)

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                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY








                       -----------------------------------


                                    INDENTURE

                          DATED AS OF OCTOBER 24, 1997


                       -----------------------------------




                            THE CHASE MANHATTAN BANK


                                     Trustee









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


    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:


Trust Indenture                                                                                 Indenture
Act Section                                                                                      Section

Section 310(a) (1)...........................................................................      7.09
        (a) (2)..............................................................................      7.09
        (a) (3)..............................................................................      Not Applicable
        (a) (4)..............................................................................      Not Applicable
        (b)..................................................................................      7.08
        .....................................................................................      7.10
 311    (a)..................................................................................      7.13
        (b)..................................................................................      7.13
 312    (a)..................................................................................      8.01
        .....................................................................................      8.02
        (b)..................................................................................      8.02
        (c)..................................................................................      8.02
 313    (a)..................................................................................      8.03
        (b)..................................................................................      8.03
        (c)..................................................................................      8.03
        (d)..................................................................................      8.03
 314    (a)..................................................................................      8.04
        (a) (4)..............................................................................      1.01
                                                .............................................      11.04
        (b)..................................................................................      11.05
        (c) (1)..............................................................................      1.02
        (c) (2)..............................................................................      1.02
        (c) (3)..............................................................................      Not Applicable
        (d)..................................................................................      1.02
        (e)..................................................................................      1.02
 315    (a)..................................................................................      7.01
        (b)..................................................................................      7.02
        (c)..................................................................................      7.01
        (d)..................................................................................      7.01
        (e)..................................................................................      6.14
 316    (a)..................................................................................      1.01
        (a) (1) (A)..........................................................................      6.02
                                                .............................................      6.12
        (a) (1) (B)..........................................................................      6.13
        (a) (2)..............................................................................      Not Applicable
        (b)..................................................................................      6.08
        (c)..................................................................................      1.04
 317    (a) (1)..............................................................................      6.03
        (a) (2)..............................................................................      6.04
        (b)..................................................................................      11.03
 318    (a)..................................................................................      1.07

----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.



                                TABLE OF CONTENTS


                                                                                                               PAGE

                                    ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.01.  Definitions.............................................................................. 1
                  Act............................................................................................ 2
                  Affiliate...................................................................................... 2
                  Authenticating Agent........................................................................... 2
                  Board of Directors............................................................................. 2
                  Board Resolutions.............................................................................. 2
                  Business Day................................................................................... 2
                  Cleveland Electric............................................................................. 2
                  Commission..................................................................................... 2
                  Company........................................................................................ 2
                  Company Request or Company Order............................................................... 2
                  Corporate Trust Office......................................................................... 2
                  Corporation.................................................................................... 2
                  Covenant Defeasance............................................................................ 2
                  Defaulted Interest............................................................................. 2
                  Defeasance..................................................................................... 3
                  Depository..................................................................................... 3
                  Event of Default............................................................................... 3
                  Exchange Act................................................................................... 3
                  Expiration Date................................................................................ 3
                  First Mortgage................................................................................. 3
                  First Mortgage Bonds........................................................................... 3
                  Global Security................................................................................ 3
                  Holder......................................................................................... 3
                  Indenture...................................................................................... 3
                  independent.................................................................................... 3
                  Interest....................................................................................... 3
                  Interest Payment Date.......................................................................... 3
                  Investment Company Act......................................................................... 3
                  Maturity....................................................................................... 3
                  Mortgage Trustee............................................................................... 4
                  Notice of Default.............................................................................. 4
                  Officer's Certificate.......................................................................... 4
                  Opinion of Counsel............................................................................. 4
                  Original Issue Discount Security............................................................... 4
                  Outstanding.................................................................................... 4
                  Paying Agent................................................................................... 5
                  Person......................................................................................... 5
                  Place of Payment............................................................................... 5
                  Predecessor Security........................................................................... 5
                  Redemption Date................................................................................ 5

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

                  Redemption Price............................................................................... 5
                  Regular Record Date............................................................................ 5
                  Responsible Officer............................................................................ 5
                  Securities..................................................................................... 5
                  Securities Act................................................................................. 5
                  Security Register and Security Registrar....................................................... 6
                  Special Record Date............................................................................ 6
                  Stated Maturity................................................................................ 6
                  Subsidiary..................................................................................... 6
                  Trust Indenture Act............................................................................ 6
                  Trustee........................................................................................ 6
                  U.S. Government Obligation..................................................................... 6
                  Vice President................................................................................. 6
         SECTION 1.02.  Compliance Certificates and Opinions..................................................... 6
         SECTION 1.03.  Form of Documents Delivered to Trustee................................................... 7
         SECTION 1.04.  Acts of Holders; Record Dates...........................................................  7
         SECTION 1.05.  Notices, Etc., to the Trustee and the Company.............................................9
         SECTION 1.06.  Notice to Holders; Waiver................................................................ 9
         SECTION 1.07.  Conflict with Trust Indenture Act....................................................... 10
         SECTION 1.08.  Effect of Headings and Table of Contents ............................................... 10
         SECTION 1.09.  Successors and Assigns.................................................................. 10
         SECTION 1.10.  Separability Clause..................................................................... 10
         SECTION 1.11.  Benefits of Indenture................................................................... 10
         SECTION 1.12.  Governing Law........................................................................... 10
         SECTION 1.13.  Legal Holidays.......................................................................... 10
         SECTION 1.14.  Immunity of Incorporators, Stockholders, Officers and Directors..........................11

                                   ARTICLE II.

                                 SECURITY FORMS

         SECTION 2.01.  Forms Generally......................................................................... 11
         SECTION 2.02.  Reserved................................................................................ 11
         SECTION 2.03.  Reserved................................................................................ 11
         SECTION 2.04.  Form of Legend for Global Securities.................................................... 11
         SECTION 2.05.  Form of Trustee's Certificate of Authentication......................................... 12

                                  ARTICLE III.

                                 THE SECURITIES

         SECTION 3.01.  Amount Unlimited; Issuable in Series.................................................... 12
         SECTION 3.02.  Denominations........................................................................... 14
         SECTION 3.03.  Execution, Authentication, Delivery and Dating.......................................... 14
         SECTION 3.04.  Temporary Securities.................................................................... 16
         SECTION 3.05.  Registration, Registration of Transfer and Exchange..................................... 17
         SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities........................................ 18
         SECTION 3.07.  Payment of Interest; Interest Rights Preserved.......................................... 19
         SECTION 3.08.  Persons Deemed Owners................................................................... 19
         SECTION 3.09.  Cancellation............................................................................ 20
         SECTION 3.10.  Computation of Interest................................................................. 20

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

         SECTION 3.11.  CUSIP Numbers........................................................................... 20
         SECTION 3.12.  Payments on First Mortgage Bonds........................................................ 20

                                   ARTICLE IV.

                              FIRST MORTGAGE BONDS

         SECTION 4.01.  Acceptance of First Mortgage Bonds...................................................... 20
         SECTION 4.02.  Terms of First Mortgage Bonds........................................................... 20
         SECTION 4.03.  First Mortgage Bonds as Security for Securities......................................... 21
         SECTION 4.04.  Reserved................................................................................ 21
         SECTION 4.05.  First Mortgage Bonds Held by the Trustee................................................ 21
         SECTION 4.06.  No Transfer of First Mortgage Bonds; Exception.......................................... 21
         SECTION 4.07.  Delivery to the Company of all First Mortgage Bonds..................................... 21
         SECTION 4.08.  Further Assurances...................................................................... 22
         SECTION 4.09.  Exchange and Surrender of First Mortgage Bonds.......................................... 22

                                   ARTICLE V.

                           SATISFACTION AND DISCHARGE

         SECTION 5.01.  Satisfaction and Discharge of Indenture................................................. 22
         SECTION 5.02.  Application of Trust Money.............................................................. 24
         SECTION 5.03.  Paying Agent to Repay Moneys Held........................................................24
         SECTION 5.04.  Return of Unclaimed Moneys...............................................................24

                                   ARTICLE VI.

                                    REMEDIES

         SECTION 6.01.  Events of Default....................................................................... 24
         SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment...................................... 25
         SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement by Truste26
         SECTION 6.04.  Trustee May File Proofs of Claim........................................................ 27
         SECTION 6.05.  Trustee May Enforce Claims Without Possession of Securities............................. 27
         SECTION 6.06.  Application of Money Collected...........................................................27
         SECTION 6.07.  Limitation on Suits..................................................................... 28
         SECTION 6.08.  Unconditional Right of Holders to Receive Principal,
                              Premium and Interest.............................................................. 28
         SECTION 6.09.  Restoration of Rights and Remedies...................................................... 28
         SECTION 6.10.  Rights and Remedies Cumulative.......................................................... 29
         SECTION 6.11.  Delay or Omission Not Waiver............................................................ 29
         SECTION 6.12.  Control by Holders...................................................................... 29
         SECTION 6.13.  Waiver of Past Defaults................................................................. 29
         SECTION 6.14.  Undertaking for Costs................................................................... 30
         SECTION 6.15.  Waiver of Usury, Stay or Extension Laws................................................. 30


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

                                  ARTICLE VII.

                                   THE TRUSTEE

         SECTION 7.01.  Certain Duties and Responsibilities..................................................... 30
         SECTION 7.02.  Notice of Defaults...................................................................... 31
         SECTION 7.03.  Certain Rights of Trustee............................................................... 31
         SECTION 7.04.  Not Responsible for Recitals or Issuance of Securities ................................. 32
         SECTION 7.05.  May Hold Securities..................................................................... 32
         SECTION 7.06.  Money Held in Trust..................................................................... 32
         SECTION 7.07.  Compensation and Reimbursement ......................................................... 32
         SECTION 7.08.  Conflicting Interests................................................................... 33
         SECTION 7.09.  Corporate Trustee Required; Eligibility................................................. 33
         SECTION 7.10.  Resignation and Removal; Appointment of Successor....................................... 34
         SECTION 7.11.  Acceptance of Appointment by Successor.................................................. 35
         SECTION 7.12.  Merger, Conversion, Consolidation or Succession to Business............................. 36
         SECTION 7.13.  Preferential Collection of Claims Against Company....................................... 36
         SECTION 7.14.  Appointment of Authenticating Agent..................................................... 36

                                  ARTICLE VIII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 8.01.  Company to Furnish Trustee Names and Addresses of Holders............................... 37
         SECTION 8.02.  Preservation of Information; Communications to Holders.................................. 38
         SECTION 8.03.  Reports by Trustee...................................................................... 38
         SECTION 8.04.  Reports by Company...................................................................... 38

                                   ARTICLE IX.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 9.01.  Company May Consolidate, Etc., Only on Certain Terms.................................... 38
         SECTION 9.02.  Successor Substituted................................................................... 39

                                   ARTICLE X.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 10.01.  Without Consent of Holders............................................................. 40
         SECTION 10.02.  With Consent of Holders................................................................ 40
         SECTION 10.03.  Execution of Amendments or Supplements................................................. 41
         SECTION 10.04.  Effect of Amendments or Supplements.................................................... 42
         SECTION 10.05.  Conformity with Trust Indenture Act.................................................... 42
         SECTION 10.06.  Reference in Securities to Amendments or Supplements................................... 42



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

                                   ARTICLE XI.

                                    COVENANTS

         SECTION 11.01.  Payment of Principal, Premium and Interest............................................. 42
         SECTION 11.02.  Maintenance of Office or Agency........................................................ 42
         SECTION 11.03.  Money for Securities Payments to Be Held in Trust...................................... 43
         SECTION 11.04.  Statement by Officers as to Default.................................................... 44
         SECTION 11.05.  Recording, Filing, Etc.; Opinions of Counsel........................................... 44
         SECTION 11.06.  Waiver of Certain Covenants............................................................ 44
         SECTION 11.07.  Calculation of Original Issue Discount................................................. 45

                                  ARTICLE XII.

                            REDEMPTION OF SECURITIES

         SECTION 12.01.  Applicability of Article............................................................... 45
         SECTION 12.02.  Election to Redeem; Notice to Trustee.................................................. 45
         SECTION 12.03.  Selection by Trustee of Securities to Be Redeemed...................................... 45
         SECTION 12.04.  Notice of Redemption................................................................... 46
         SECTION 12.05.  Securities Payable on Redemption Date; Deposit
                                 of Redemption Price............................................................ 47
         SECTION 12.06.  Reserved .............................................................................. 47
         SECTION 12.07.  Securities Redeemed in Part............................................................ 47

                                  ARTICLE XIII.

                                  SINKING FUNDS

         SECTION 13.01.  Applicability of Article............................................................... 47
         SECTION 13.02.  Satisfaction of Sinking Fund Payments with Securities.................................. 48
         SECTION 13.03.  Redemption of Securities for Sinking Fund.............................................. 48

                                  ARTICLE XIV.

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 14.01.  Option of the Company to Effect Defeasance or
                               Covenant Defeasance.............................................................. 48
         SECTION 14.02.  Defeasance and Discharge............................................................... 48
         SECTION 14.03.  Covenant Defeasance.................................................................... 49
         SECTION 14.04.  Conditions to Defeasance or Covenant Defeasance........................................ 49
         SECTION 14.05.  Deposited Money and U.S. Government Obligations to Be Held in
                               Trust; Miscellaneous Provisions.................................................. 51
         SECTION 14.06.  Reinstatement.......................................................................... 52

         SIGNATURES      ....................................................................................... S-1

                  INDENTURE, dated as of October 24, 1997, between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called "CLEVELAND ELECTRIC" or the "COMPANY"), having its principal office at 6200 Oak Tree Boulevard, Independence, Ohio 44131 and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "TRUSTEE").

                             RECITALS OF THE COMPANY

                  The Company (as hereinafter defined) has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of bonds, debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as in this Indenture provided.

                  Subject to the provisions of SECTION 4.03, the Company may issue one or more series of First Mortgage Bonds (as hereinafter defined) and deliver such First Mortgage Bonds to the Trustee to hold in trust for the benefit of the respective Holders from time to time of the related series of Securities, or require the Trustee to deliver to the Company for cancellation any and all First Mortgage Bonds held by the Trustee.

                  All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.01.  DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

                  (4) unless the context otherwise requires, any reference to an "ARTICLE" or a "SECTION" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (5) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "ACT," when used with respect to any Holder, has the meaning specified in SECTION 1.04.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to SECTION 7.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "BOARD OF DIRECTORS" means the board of directors of the Company or any duly authorized committee of such board.

                  "BOARD RESOLUTIONS" mean copies of resolutions certified by the Secretary or an Assistant Secretary or Associate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY," shall mean any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in the city in which the Corporate Trust Office is located, Cleveland, Ohio or New York, New York.
                  "CLEVELAND ELECTRIC" means the Person named as "CLEVELAND ELECTRIC" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the provisions of this Indenture, and thereafter "CLEVELAND ELECTRIC" shall mean such successor Person.

                  "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMPANY" means Cleveland Electric.

                  "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by one of its Chairman of the Board, its President, its Vice President, its Chief Financial Officer, its Treasurer, its Controller, its Secretary, or an Assistant Secretary, and delivered to the Trustee.

                  "CORPORATE TRUST OFFICE" means the office of the Trustee in New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 W. 33rd Street, New York, New York 10001.

                  "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

                  "COVENANT DEFEASANCE" has the meaning specified in SECTION 14.03.

                  "DEFAULTED INTEREST" has the meaning specified in SECTION
3.07.

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

                  "DEFEASANCE" has the meaning specified in SECTION 14.02.

                  "DEPOSITORY" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by SECTION 3.01.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 6.01.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "EXPIRATION DATE" has the meaning specified in SECTION 1.04.

                  "FIRST MORTGAGE" means the Mortgage and Deed of Trust between Cleveland Electric and Guaranty Trust Company of New York (now The Chase Manhattan Bank as successor trustee), as trustee, dated as of July 1, 1940, as supplemented and amended from time to time, and including without limitation, the Seventy-Sixth Supplemental Indenture thereto to be dated October 15 , 1997.

                  "FIRST MORTGAGE BONDS" mean any series of first mortgage bonds issued by Cleveland Electric under the First Mortgage and delivered to the Trustee pursuant to Section 4.01 hereof.

                  "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series and bears the legend described in SECTION 2.04 (or such legend as may be specified as contemplated by SECTION 3.01 for such Securities), that is delivered to a Depository and that shall be registered in the name of a Depository or nominee.

                  "HOLDER" means a Person in whose name a Security is registered in the Security Register.

                  "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by SECTION 3.01.

                  "INDEPENDENT," when applied to any accountant, appraiser, or other expert, shall mean such a Person who is in fact independent, selected by the Company and approved by the Trustee in the exercise of reasonable care.

                  "INTEREST," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "MORTGAGE TRUSTEE" mean the Person serving as trustee at the time under the First Mortgage.

                  "NOTICE OF DEFAULT" means a written notice of the kind specified in SECTION 6.01(4).

                  "OFFICER'S CERTIFICATE" means a certificate signed by one of the Chairman of the Board, the President, the Vice President, the Chief Financial Officer, the Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. The officer of the Company signing an Officer's Certificate given pursuant to SECTION 11.04 shall be the principal executive, financial or accounting officer of the Company.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or other counsel, who shall be reasonably acceptable to the Trustee.

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
SECTION 6.02.

                  "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption funds in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to SECTION 14.02; and

                  (4) Securities that have been replaced pursuant to SECTION
         3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to SECTION 6.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by SECTION 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by
SECTION 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities that the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by SECTION 3.01.

                  "PREDECESSOR SECURITY," of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under SECTION 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "REGULAR RECORD DATE" means, unless otherwise specified pursuant to SECTION 3.01, the fifteenth day of the calendar month immediately preceding an Interest Payment Date.

                  "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in SECTION 3.05.

                  "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to SECTION 3.07.

                  "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "VOTING STOCK" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "U.S. GOVERNMENT OBLIGATION" has the meaning specified in
SECTION 14.04.

                  "VICE PRESIDENT," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as are required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel delivered hereunder may contain standard exceptions and qualifications reasonably satisfactory to the Trustee.

                  Any certificate or opinion of an officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate or opinion of such officer or counsel may be based are erroneous, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04.  ACTS OF HOLDERS; RECORD DATES.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  All of the Holders of Outstanding Securities of each series will give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture together as one class and none of the Holders of Outstanding Securities of any such series will have the right to act as a class separate from any other Holder within the same series on any matter.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may set any day that is after the day on which the record date is set as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date that is after the day on which the new record date is set for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in SECTION 1.06.

                  The Trustee may set any day that is after the day on which the record date is set as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in SECTION 6.02, (iii) any request to institute proceedings referred to in
SECTION 6.07(2) or (iv) any direction referred to in SECTION 6.12 or SECTION 6.13, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new applicable record date that is after the day on which the new record date is set for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Company, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in SECTION 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day after that record date as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day that is after that record date; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in SECTION 1.06, prior to the earlier of the new Expiration Date and the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  SECTION 1.05. NOTICES, ETC., TO THE TRUSTEE AND THE COMPANY.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 450 W. 33rd Street, New York, New York 10001, Attention: Corporate
         Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06.  NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, registered mail, return receipt requested, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07.  CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09.  SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10.  SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11.  BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12.  GOVERNING LAW.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of laws or principles thereof.

                  SECTION 1.13.  LEGAL HOLIDAYS.

                  In any case when any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security that specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next preceding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity.

                  SECTION 1.14. IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

                  No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation(s), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                   ARTICLE II.

                                 SECURITY FORMS

                  SECTION 2.01.  FORMS GENERALLY.

                  The Securities of each series shall be in substantially such form as shall be established by or pursuant to Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to Board Resolutions, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by SECTION
3.03 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02.  RESERVED.

                  SECTION 2.03.  RESERVED.

                  SECTION 2.04.  FORM OF LEGEND FOR GLOBAL SECURITIES.

                  Unless otherwise specified as contemplated by SECTION 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend as shall be established in one or more indentures supplemental hereto.

                  SECTION 2.05. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                                          THE CHASE MANHATTAN BANK,
                                                  As Trustee


                                                By
                                                  -----------------------------
                                                  Authorized Signatory


                                  ARTICLE III.

                                 THE SECURITIES

                  SECTION 3.01.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. Notwithstanding the foregoing, the Company shall not issue any Securities, if, after giving effect to such issuance, the aggregate principal amount of outstanding Securities would exceed the aggregate principal amount of the outstanding First Mortgage Bonds. The Securities may be issued in one or more series. There shall be established by or pursuant to Board Resolutions and, subject to SECTION 3.03, set forth or determined in the manner provided or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to SECTION 3.04, 3.05, 3.06, 10.06 or
         12.07 and except for any Securities that, pursuant to SECTION 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of any Securities of the series is payable;

                  (5) the rate or rates at which any Securities of the series shall bear interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which interest shall be payable, the manner (if any) of determination of such Interest Payment Dates and the Regular Record Date for such interest payable on any Interest Payment Date;

                  (6) the right, if any, to extend the interest payment periods and the duration of such extension;

                  (7) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                  (8) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by Board Resolutions, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (9) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (11) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (12) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in SECTION 1.01;

                  (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (14) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to SECTION 6.02;

                  (15) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated
         Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (16) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to SECTION
         14.02 or SECTION 14.03 or both such Sections and, if other than by Board Resolutions, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositories for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in SECTION 2.04 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of SECTION 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

                  (18) the designation of the series of First Mortgage Bonds to be delivered to the Trustee in connection with the issuance of such series of Securities pursuant to SECTION 4.01;

                  (19) any addition to or change in the Events of Default that applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to SECTION 6.02;

                  (20) any addition to or change in the covenants set forth in
         ARTICLE XI that applies to Securities of the series; and

                  (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by SECTION 10.01(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolutions referred to above and (subject to SECTION 3.03) set forth, or determined in the manner provided in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to Board Resolutions, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order for the authentication and delivery of the series of Securities.

                  SECTION 3.02.  DENOMINATIONS.

                  The Securities of each series shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by SECTION 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  Unless otherwise provided as contemplated by SECTION 3.01 with respect to any series of Securities, the Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and First Mortgage Bonds conforming to the requirements of SECTIONS 4.01 and 4.02, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to SECTION 7.01) shall be fully protected in relying upon, (1) First Mortgage Bonds meeting the requirements of SECTION 4.02, and (2) an Opinion of Counsel stating,

                  (A) if the form of such Securities has been established by or pursuant to Board Resolutions or in a supplemental indenture as permitted by SECTION 2.01, that such form has been duly authorized by the Company and established in conformity with the provisions of this Indenture;

                  (B) if the terms of such Securities have been duly authorized by the Company and established by or pursuant to Board Resolutions or in a supplemental indenture as permitted by SECTION 3.01, that such terms have been established in conformity with the provisions of this Indenture;

                  (C) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under the Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, (b) the necessity for compliance with the statutory procedural rights governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other specified provisions of such Securities and this Indenture may be unenforceable under or limited by the laws of the State of Ohio;

                  (D) that the First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such series of Securities have been duly authorized, executed, authenticated, issued, and delivered by the Company, constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the First Mortgage, and enforceable in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, (b) the necessity for compliance with the statutory procedural requirements governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other specified provisions of the First Mortgage Bonds and the First Mortgage may be unenforceable under or limited by the law of the State of Ohio or

         Commonwealth of Pennsylvania or the laws of the United States of America; and that the First Mortgage Bonds are entitled to the benefits provided by the First Mortgage, equally and ratably, with all first mortgage bonds outstanding thereunder, except as to sinking fund provisions; and

                  (E) that the execution and delivery of this Indenture and the Securities by the Company and the execution and delivery of the First Mortgage and any First Mortgage Bonds by Cleveland Electric have been duly authorized by the Public Utilities Commission of the State of Ohio (the "PUCO"), the PUCO had jurisdiction in the premises, and no further approval, authorization, or consent of any other public board or body is necessary to the validity of such execution and delivery of this Indenture, the Securities, the First Mortgage, and the First Mortgage Bonds, except as may be required under state securities or blue sky laws, as to which laws such counsel shall not be required to express an opinion.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  In the event that all of the Securities of a series are not issued at one time, for each issuance of Securities after the original issuance of Securities, the Company shall be required only to deliver to the Trustee (i) the Securities, (ii) a written request to the Trustee to authenticate such Securities and to deliver such Securities in accordance with the instructions specified by such request and (iii) an Opinion of Counsel. Any such request shall constitute a representation and warranty by the Company that the Securities are being issued pursuant to the same Board Resolutions or supplemental indenture as the original issuance of Securities of such series.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in SECTION 3.09, then such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04.  TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive

Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                  SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be maintained in the Borough of Manhattan, the City and State of New York a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such register shall be open for inspection by the Company.

                  Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or
(ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by SECTION 3.01.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

                  (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, SECTION 3.04, 3.06,
10.06 or 12.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

                  SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN
SECURITIES.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Except as otherwise provided as contemplated by SECTION 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest that shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in
SECTION 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

                  SECTION 3.08.  PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to SECTION 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09.  CANCELLATION.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such canceled Securities.

                  SECTION 3.10.  COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by SECTION 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11.  CUSIP NUMBERS.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  SECTION 3.12. PAYMENTS ON FIRST MORTGAGE BONDS MORTGAGE BONDS.

                  Subject to ARTICLE V and ARTICLE XIV hereof, all payments made by the Company to the Trustee on First Mortgage Bonds shall be applied by the Trustee to pay, when due, principal of, premium, if any, and interest on the related series of Securities and, to the extent so applied, shall satisfy the obligations of the Company on such Securities.

                                   ARTICLE IV.

                              FIRST MORTGAGE BONDS

                  SECTION 4.01.  ACCEPTANCE OF FIRST MORTGAGE BONDS.

                  At or prior to the time of issuance of a series of Securities hereunder, there shall have been delivered to the Trustee, and the Trustee shall have accepted, for the benefit of the Holders of the Securities as described in
SECTION 4.03, First Mortgage Bonds of a series not theretofore delivered to the Trustee, registered in the name of the Trustee and conforming to the requirements of SECTION 4.02.

                  SECTION 4.02.  TERMS OF FIRST MORTGAGE BONDS.

                  First Mortgage Bonds delivered to the Trustee pursuant to
SECTION 4.01 shall have the same rate or rates of interest (or interest calculated in the same manner), interest payment dates, maturity and redemption provisions, and shall be in the same aggregate principal amount, as the series of Securities being issued.

                  SECTION 4.03. FIRST MORTGAGE BONDS AS SECURITY FOR
SECURITIES.

                  Subject to ARTICLE V and ARTICLE XIV hereof, First Mortgage Bonds delivered to the Trustee pursuant to SECTION 4.01 for the benefit of the Holders of Securities shall serve equally and ratably as security for any and all obligations of the Company under such Securities, including, but not limited to (1) the full and prompt payment of the principal and premium, if any, on such Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities either at the Stated Maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities.

                  SECTION 4.04.  RESERVED.

                  SECTION 4.05.  FIRST MORTGAGE BONDS HELD BY THE TRUSTEE.

                  The Trustee, as a Holder of First Mortgage Bonds, shall attend any meeting of holders of First Mortgage Bonds under the First Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of holders of First Mortgage Bonds issued under the First Mortgage is sought without a meeting, the Trustee shall vote all of such First Mortgage Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities; provided, however, that the Trustee shall not vote as such holder of a particular series of First Mortgage Bonds in favor of, or give its consent to, any action that, in the Trustee's opinion, would materially adversely affect such series of First Mortgage Bonds in a manner not shared generally by all other First Mortgage Bonds, except upon notification by the Trustee to the Holders of the related series of Outstanding Securities of such proposal and consent thereto of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series.

                  SECTION 4.06.  NO TRANSFER OF FIRST MORTGAGE BONDS;
EXCEPTION.

                  Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to SECTION 4.07 or SECTION 4.09, the Trustee shall not sell, assign or transfer the First Mortgage

Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this SECTION 4.06.

                  SECTION 4.07. DELIVERY TO THE COMPANY OF ALL FIRST MORTGAGE BONDS.

                  When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to SECTION 5.01 or ARTICLE XIV, the Trustee shall, upon written request of the Company, deliver to the Company without charge therefor all of the First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All such First Mortgage Bonds delivered to the Company in accordance with this SECTION 4.07 shall be delivered by the Company to the Mortgage Trustee for cancellation.

                  SECTION 4.08.  FURTHER ASSURANCES.

                  The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as may be necessary in order to further assign, assure, perfect and confirm to the Trustee its security interest in the First Mortgage Bonds and for maintaining, protecting and preserving such security interest.

                  SECTION 4.09.  EXCHANGE AND SURRENDER OF FIRST MORTGAGE
BONDS.

                  At any time upon receipt of a Company Order at the written direction of the Company, the Trustee shall surrender to the Company all or part of the First Mortgage Bonds in exchange for First Mortgage Bonds equal in aggregate principal amount to, in different denominations than but of the same series and with all other terms identical to, the First Mortgage Bonds so surrendered to the Company. If at any time a Security shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to SECTION 5.01 or ARTICLE XIV, the Trustee shall surrender an equal principal amount of First Mortgage Bonds of the related series to the Company for cancellation. If less than all of the Securities of any series are redeemed pursuant to Article XII, the Trustee shall surrender to the Company for cancellation, in a proportion set forth in a Company Request, a principal amount of the First Mortgage Bonds equal to the principal amount of the Securities so redeemed. The Trustee shall, together with any such First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company, and (subject to SECTION 7.01) shall be fully protected in relying upon, an Officer's Certificate stating (i) the aggregate Outstanding principal amount of the First Mortgage Bonds of the series surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate Outstanding principal amount of the related series of Securities, (iii) that the surrender of the First Mortgage Bonds will not result in any default under this Indenture, and (iv) that any First Mortgage Bonds to be delivered in exchange for the First Mortgage Bonds being surrendered comply with the provisions of this Section.

                  The Company shall not be permitted to cause the surrender or exchange of all or any part of the First Mortgage Bonds contemplated in this Section, if, after such surrender or exchange, the aggregate Outstanding principal amount of the related series of Securities would exceed the aggregate Outstanding principal amount of the First Mortgage Bonds held by the Trustee relating to such series of Securities. Any First Mortgage Bonds received by the Company pursuant to this SECTION 4.09 shall be delivered to the Mortgage Trustee for cancellation.


                                   ARTICLE V.

                           SATISFACTION AND DISCHARGE

                  SECTION 5.01.  SATISFACTION AND DISCHARGE OF INDENTURE.


                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in SECTION 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in SECTION 11.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to the Trustee for cancellation

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their
                  Stated  Maturity  within one year, or

                                    (iii) are to be called for redemption within
                  one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for this purpose funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under SECTION 7.07, the obligations of the Company to any Authenticating Agent under SECTION 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under SECTION 5.02 and the last paragraph of SECTION 11.03 shall survive.

                  If the Securities are deemed paid and discharged pursuant to this SECTION 5.01 or defeased pursuant to ARTICLE XIV, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the First Mortgage Bonds shall be satisfied and discharged, as provided in the supplemental trust indenture or indentures to the First Mortgage creating such First Mortgage Bonds, and the First Mortgage Bonds shall cease to secure the Securities in any manner.

                  If the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Security, as and when the same shall have become due and payable or the Company shall have delivered to the Trustee for cancellation any outstanding Security, such Security shall cease to be entitled to any lien, benefit or security under this Indenture. Upon a Security of any series ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the First Mortgage Bonds equal to the principal amount of such Security shall be satisfied and discharged and such portion of the principal amount of such First Mortgage Bonds shall cease to secure the Securities in any manner.

                  SECTION 5.02.  APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of SECTION 11.03, all money deposited with the Trustee pursuant to SECTION 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as the Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                  SECTION 5.03.  PAYING AGENT TO REPAY MONEYS HELD.

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent for the Securities (other than the Trustee) shall, upon written demand by the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 5.04.  RETURN OF UNCLAIMED MONEYS.

                  Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Securities and not applied but remaining unclaimed by the holders of such Securities for two years after the date upon which the principal of or any premium or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand by the Company, and all liability of the Trustee shall thereupon cease; and any holder of any such Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect.


                                   ARTICLE VI.

                                    REMEDIES

                  SECTION 6.01.  EVENTS OF DEFAULT.

                  "EVENT OF DEFAULT", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

                  (5) a Default (as defined in the First Mortgage) has occurred and is continuing, and the Mortgage Trustee, Cleveland Electric or Holders of at least 25% in principal amount of the outstanding Securities shall have given written notice thereof to the Trustee; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series.

         SECTION 6.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in SECTION 6.01(6) or 6.01(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of a majority in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in SECTION 6.01(6) or

6.01(7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Upon such Securities becoming immediately due and payable, by declaration or otherwise, pursuant to any of the foregoing provisions of this SECTION 6.02, the Trustee shall immediately file with the Mortgage Trustee a written demand for the acceleration of the payment of principal of all First Mortgage Bonds relating to such series of outstanding Securities pursuant to the provisions of the supplemental indenture to the First Mortgage.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, and prior to the receipt by the Trustee from the Mortgage Trustee of an irrevocable, valid and unconditional notice to the Trustee of the acceleration of the payment of principal, by declaration or otherwise, of all of the First Mortgage Bonds relating to such series of Securities, the related Event of Default and its consequences (including, if given, the written demand for the acceleration of the payment of principal of all such First Mortgage Bonds) will be automatically waived, resulting in an automatic rescission and annulment of the acceleration of the Securities if

                  (1) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that series,

                           (B) the principal of (and premium, if any, on) any Securities of that series that have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series that have become due solely by such declaration of acceleration, have been cured (including any Defaults (as defined in the First Mortgage) under the First Mortgage, as evidenced by notice thereof received by the Trustee from the Mortgage Trustee) or waived as provided in SECTION 6.13 or under the First Mortgage.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 6.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel other than through its negligence or bad faith, and any other amounts due the Trustee under SECTION 7.07 hereof.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights (including any rights that the Trustee may have as a holder of First Mortgage Bonds relating to the series of such Securities) and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 6.04.  TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee (including any claims of the Trustee as a holder of First Mortgage Bonds) allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 7.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 6.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 6.06.  APPLICATION OF MONEY COLLECTED.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         SECTION 7.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD: To the payment of the balance, if any, to the Company in the manner set forth in a Company Request or any other Person or Persons legally entitled thereto.

                  SECTION 6.07.  LIMITATION ON SUITS.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 6.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to SECTION 3.07) interest on such Security on the respective Stated Maturities expressed in such

Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 6.09.  RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 6.10.  RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of SECTION 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.11.  DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 6.12.  CONTROL BY HOLDERS.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

                  (3) subject to the provisions of SECTION 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability, and

                  (4) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  SECTION 6.13.  WAIVER OF PAST DEFAULTS.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series by notice to the Trustee may, on behalf of the Holders of all the Securities of such series, waive any existing or past default hereunder with respect to such series and its consequences (including by way of consents obtained in connection with a tender offer or exchange for Securities of such series), except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under
         ARTICLE X cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 6.14.  UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

                  SECTION 6.15.  WAIVER OF USURY, STAY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII.

                                   THE TRUSTEE

                  SECTION 7.01.  CERTAIN DUTIES AND RESPONSIBILITIES.

                  Except during the continuance of a default, the duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee. The phrase "default (as such term is defined in such indenture)" as it appears in SECTION 3.15 of the Trust Indenture Act shall mean an Event of Default with respect to a series of Securities which shall have occurred and is continuing. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  If default of which the Trustee has knowledge has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstance in the conduct of his own affairs.

                  SECTION 7.02.  NOTICE OF DEFAULTS.

                  If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default known to the Trustee within 90 days after it occurs; provided, however, that in the case of any default of the character specified in
SECTION 6.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of an Event of Default in payment on any Security pursuant to
SECTION 6.01(1) or (2) hereof, the Trustee may withhold the notice if the Trustee in good faith determines that withholding the notice is in the interest of the Holders. For the purpose of this Section, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


                  SECTION 7.03.  CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of SECTION 7.01:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolutions of the Board of Directors shall be sufficiently evidenced by Board Resolutions;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, rely upon an Officer's Certificate and/or an Opinion of Counsel;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this

         Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) except as otherwise provided in SECTION 6.01(4), the Trustee shall not be charged with knowledge of any default or Event of Default unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trustee Administration of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the default or Event of Default, or (ii) written notice of such default or Event of Default shall have been given to the Trustee by the Company, any other obligor on the Securities or by any Holder of such Securities or, in the case of an Event of Default described in
         SECTION 6.01(5), by the Mortgage Trustee under the First Mortgage or Holders of at least 25% in principal amount of the Outstanding Securities.

                  SECTION 7.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or as to the value, title or validity of any First Mortgage Bonds or other securities at any time pledged or deposited with the Trustee hereunder or as to the security offered thereby or hereby. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof or of any moneys paid to the Company under any provision hereof. The Trustee shall not be responsible for recording or filing this Indenture, any indenture supplemental hereto or any financing or continuation statement in any public office or elsewhere at any time or times.

                  SECTION 7.05.  MAY HOLD SECURITIES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in their individual or any other capacity, may become the owner or pledgee of Securities and, subject to SECTIONS 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 7.06.  MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 7.07.  COMPENSATION AND REIMBURSEMENT.

                  The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this SECTION 7.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in SECTION 6.01(6) or SECTION 6.01(7), the expenses (including the reasonable charges and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 7.08.  CONFLICTING INTERESTS.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

                  SECTION 7.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 7.10. RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the requirements of SECTION 7.11.

                  The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
SECTION 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  If at any time:

                  (1) the Trustee shall fail to comply with SECTION 7.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under SECTION 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (A) the Company by Board Resolutions may remove the Trustee with respect to all Securities, or (B) subject to SECTION 6.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of SECTION 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the requirements of SECTION 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by SECTION 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in SECTION
1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 7.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, including right, title and interest in the First Mortgage Bonds; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. The successor Trustee shall mail a notice of its succession to the Holders of the Securities.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 7.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 7.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST
COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 7.14.  APPOINTMENT OF AUTHENTICATING AGENT.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
SECTION 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall give notice of such appointment in the manner provided in
SECTION 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                    THE CHASE MANHATTAN BANK,
                                                 As Trustee



                                           By
                                              Authenticating Agent


                                           By
                                              Authorized Officer


                                  ARTICLE VIII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 8.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Company will furnish or cause to be furnished to the Trustee

                  (1) within fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, the Company may exclude from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 8.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in SECTION 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
SECTION 8.01 upon receipt of a new list so furnished.

                  The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 8.03.  REPORTS BY TRUSTEE.

                  The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 3.13(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 3.13(a).

                  A copy of each such report shall, at the time of such transmission to Holders be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

                  SECTION 8.04.  REPORTS BY COMPANY.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                   ARTICLE IX.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 9.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  (1) Except for a consolidation or merger of Cleveland Electric and The Toledo Edison Company ("Toledo Edison") pursuant to Clause (2) hereof, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, unincorporated organization or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and (b) shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of and any premium and interest on the First Mortgage Bonds then held by the Trustee pursuant to ARTICLE IV, and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (2) Cleveland Electric and Toledo Edison may consolidate with or merge into each other, or convey, transfer or lease its properties and assets substantially as an entirety one to the other, upon the satisfaction or waiver of any conditions set forth in the First Mortgage with respect to such consolidation, merger, conveyance, transfer or lease.

                  SECTION 9.02.  SUCCESSOR SUBSTITUTED.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with SECTION 9.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of any conveyance, transfer or lease of less than all of the properties or assets of the Company, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE X.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 10.01.  WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may amend or supplement this Indenture or the Securities for any of the following purposes:

                  (1) to cure any ambiguity, defect or inconsistency; or

                  (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (3) to evidence the succession of another Person to the Company in accordance with this Indenture and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights of any Holder; or

                  (7) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act or to evidence or provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of SECTION 7.11; or

                  (8) to secure the Securities; or

                  (9) to establish the form or terms of Securities of any series as permitted by SECTIONS 2.01 and 3.01.

                  SECTION 10.02.  WITH CONSENT OF HOLDERS.

                  With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities of each such series), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may (a) amend or supplement the Indenture or the Securities or (b) subject to SECTION 6.13 hereof, waive compliance with any provision of this Indenture or the Securities; provided, however, that, without the consent of the Holder of each Outstanding Security affected thereby, no such amendment, supplement or waiver shall (with respect to any Securities held by a non-consenting Holder),

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 6.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the interest hereunder of the Trustee in the First Mortgage Bonds, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), impair the interest hereunder of the Trustee in the First Mortgage Bonds, reduce the principal amount of First Mortgage Bonds to an amount less than the principal amount of the related series of Securities or alter the payment provisions of such First Mortgage Bonds in a manner adverse to the Holders of the Securities, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, SECTION 6.13 or SECTION 11.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived (with respect to any Securities held by a non-consenting Holder) without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
         SECTION 11.06, or the deletion of this proviso, in accordance with the requirements of SECTIONS 7.11 and 10.01(7).

An amendment or supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 10.03.  EXECUTION OF AMENDMENTS OR SUPPLEMENTS.

                  In executing, or accepting the additional trusts created by, any amendment or supplement permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to SECTION 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplement is authorized or permitted by this

Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment or supplement which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 10.04.  EFFECT OF AMENDMENTS OR SUPPLEMENTS.

                  Upon the execution of any amendment or supplement under this Article, this Indenture shall be modified in accordance therewith, and such amendment or supplement shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 10.05.  CONFORMITY WITH TRUST INDENTURE ACT.

                  Every amendment or supplement executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 10.06. REFERENCE IN SECURITIES TO AMENDMENTS OR SUPPLEMENTS.

                  Securities of any series authenticated and delivered after the execution of any amendment or supplement pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such amendment or supplement may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE XI.

                                    COVENANTS

                  SECTION 11.01.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

                  SECTION 11.02.  MAINTENANCE OF OFFICE OR AGENCY.

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of

Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 11.03. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee to the Paying Agent, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request and in the manner set forth in the Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 11.04.  STATEMENT BY OFFICERS AS TO DEFAULT.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 11.05.  RECORDING, FILING, ETC.; OPINIONS OF COUNSEL.

                  The Company will cause this Indenture, any Indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places as may be required by law in order fully to preserve, protect and perfect the security of the Holders and all rights of the Trustee, and shall deliver to the Trustee:

                  (a) upon the execution and delivery of this Indenture and of any indenture supplemental to this Indenture, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time in the First Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such security interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to October 15, 2002 to maintain, perfect and make such security interest effective; and

                  (b) on October 1, 2002, and on every fifth anniversary thereof, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this SECTION 11.05(B) or the first Opinion of Counsel furnished pursuant to SECTION 11.05(A), with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Securities in the First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such security interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding fifth anniversary to maintain, perfect and make such security interest effective.

                  SECTION 11.06.  WAIVER OF CERTAIN COVENANTS.

                  Except as otherwise specified as contemplated by SECTION 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to this
ARTICLE 11 (except for the covenants set forth in SECTIONS 11.01 through 11.03 hereof) for the benefit of the Holders of such series if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  SECTION 11.07.  CALCULATION OF ORIGINAL ISSUE DISCOUNT.

                  If applicable, the Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.


                                  ARTICLE XII.

                            REDEMPTION OF SECURITIES

                  SECTION 12.01.  APPLICABILITY OF ARTICLE.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by SECTION 3.01 for such Securities) in accordance with this Article.

                  SECTION 12.02.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Securities shall be evidenced by Board Resolutions or in another manner specified as contemplated by
SECTION 3.01 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, of the Redemption Price of the Securities to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

                  SECTION 12.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 12.04.  NOTICE OF REDEMPTION.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall identity the Securities to be redeemed (including CUSIP number) and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series and of a specified tenor consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series and of a specified tenor consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem the Notes called for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give such notice, or any defect in notice, to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  SECTION 12.05. SECURITIES PAYABLE ON REDEMPTION DATE; DEPOSIT OF REDEMPTION PRICE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified; provided that the Company shall have deposited with the Trustee or with a Paying Agent on or prior to such Redemption Date an amount sufficient to pay the Redemption Price, together with accrued interest to the Redemption Date. Interest on the Securities or portions thereof so called for redemption shall cease to bear interest from and after the Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by SECTION 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of SECTION 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, or if the Company shall not have deposited with the Trustee or a Paying Agent on or prior to the Redemption Date an amount sufficient to pay the Redemption Price of all Securities called for redemption, together with the interest accrued to the Redemption Date, the notice of redemption shall be ineffective and the principal and any premium shall continue to bear interest from the Redemption Date at the rate prescribed therefor in the Security as if the notice of redemption had not been given.

                  SECTION 12.06.  RESERVED.

                  SECTION 12.07.  SECURITIES REDEEMED IN PART.

                  Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so require, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                  ARTICLE XIII.

                                  SINKING FUNDS

                  SECTION 13.01.  APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by SECTION 3.01 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in SECTION 13.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

                  SECTION 13.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 13.03.  REDEMPTION OF SECURITIES FOR SINKING FUND.

                  Not less than 30 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to
SECTION 13.02 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 15 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in SECTION 12.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in SECTION 12.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in SECTIONS 12.05 and 12.07.


                                  ARTICLE XIV.

                       DEFEASANCE AND COVENANT DEFEASANCE

                   SECTION 14.01. OPTION OF THE COMPANY TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

                  The Company may elect, at its option at any time, to have
SECTION 14.02 or SECTION 14.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to SECTION 3.01 as being defeasible pursuant to such SECTION 14.02 or 14.03, in accordance with any applicable requirements provided pursuant to SECTION 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by Board Resolutions or in another manner specified as contemplated by
SECTION 3.01 for such Securities.

                  SECTION 14.02.  DEFEASANCE AND DISCHARGE.

                  Upon the exercise of the option (if any) of the Company to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from their obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in SECTION 14.04 are satisfied (hereinafter called "Defeasance") and the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the First Mortgage Bonds shall be satisfied and discharged, as provided in the supplemental trust indenture or indentures to the First Mortgage creating such First Mortgage Bonds and the First Mortgage Bonds shall cease to secure the Securities in any manner. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in SECTION 14.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the obligations of the Company with respect to such Securities under SECTIONS 3.04, 3.05, 3.06, 11.02 and 11.03 and with respect to the Trustee under SECTION 7.07,
(3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have SECTION 14.03 applied to such Securities.

                  SECTION 14.03.  COVENANT DEFEASANCE.

                  Upon the exercise of the option (if any) of the Company to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from any covenants provided pursuant to SECTIONS 11.04 through 11.07 for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in SECTION 6.01(4) (with respect to any such covenants provided pursuant to SECTIONS 11.04 through 11.07 shall be deemed not to be or result in an Event of Default with respect to such Securities as provided in this Section on and after the date the conditions set forth in SECTION 14.04 are satisfied (hereinafter called "COVENANT DEFEASANCE"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of SECTION 6.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under SECTION 14.01 hereof of the option applicable to this
SECTION 14.03, subject to the satisfaction of the conditions set forth in
SECTION 14.04 hereof, SECTIONS 6.01(1) through 6.01(5) and SECTION 6.01(8) hereof shall not constitute Events of Default.

                  SECTION 14.04. CONDITIONS TO DEFEASANCE OR COVENANT
DEFEASANCE.

                  The following shall be the conditions to the application of
SECTION 14.02 or SECTION 14.03 to any Securities or any series of Securities, as the case may be:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms [and without reinvestment thereof], will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in a report from a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and that shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or on any Redemption Date established pursuant to Clause (9) below, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. GOVERNMENT OBLIGATION" means (x) any security which is (i) a direct obligation of the United States of

America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt, and (z) any certificates or other evidences of ownership interest in obligations of the character described in either case (i) or (ii) or in specified portions thereof, including without limitation, portions consisting solely of the interest thereon provided that such obligations are held in a bank or trust company acceptable to the Trustee in a special account separate from the assets of such custodian.

                  (2) In the event of an election to have SECTION 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have SECTION 14.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event that is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit (other than an Event of Default resulting from the borrowing of funds to be applied to such deposit which will be cured upon such Defeasance or Covenant Defeasance) or, with regard to any such event specified in SECTIONS 6.01(6) and
(7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments) notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  SECTION 14.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of SECTION 11.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to SECTION 14.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  Any moneys held by the Trustee in accordance with the provision of this Article shall be invested by the Trustee only in U.S. Government Obligations having maturity dates, which, at the option of the holder of those obligations, shall be not later than the date or dates at which moneys will be required for the purposes described above. Unless otherwise directed by the Company, the Trustee shall not be obligated to invest U.S. Government Obligations deposited with the Trustee in accordance with the provisions of this Article.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to SECTION 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request and in the manner set forth in the Company Request any money or U.S. Government Obligations (including any income or interest earned by, or increment to, the investments held under this Section) held by it as provided in SECTION
14.04 with respect to any Securities that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

                  SECTION 14.06.  REINSTATEMENT.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to SECTION 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to SECTION 14.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                      THE CLEVELAND ELECTRIC
                                      ILLUMINATING COMPANY

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      THE CHASE MANHATTAN BANK, as Trustee


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------